EXHIBIT 10.(iii)A

                  FY 96 STANDARD VARIABLE COMPENSATION PLAN
                  (SEPTEMBER 1, 1995 - AUGUST 31, 1996)

OBJECTIVE
     To pay additional cash beyond base salary to eligible employees of Farmland Industries, Inc. or one of its units, contingent upon the company s financial performance. Farmland Industries, Inc. ("Corporate") must achieve a threshold or minimum income before extraordinary items, or no payout occurs, regardless of individual business/service unit results.

          This plan includes three important exhibits which are an integral part of the plan structure. Please be aware of and consult them. They include the following:

          Exhibit A     -    Corporate and Unit financial performance criteria
                                                and levels

          Exhibit B     -    A summary chart of plan structure

          Exhibit C     -    Descriptions and definitions of accounting terms
                             and methodologies relevant to this plan

PLAN STRUCTURE
     The plan provides a one-time cash payment following the conclusion of FY 96 to eligible employees for the attainment of corporate and unit objectives. Participation is divided into four categories. Category 1 participants receive payout based solely on corporate net income. A category 1, non-management employee at grade 72 or below will normally have a payout opportunity based 100% on corporate results; however, such employees in a production environment or in a subsidiary may be in a customized plan. Whether on a customized plan or standard plan, they will not be allowed to switch back and forth from year to year. Individuals employed by a business unit, but whose functions provide service to the entire company, may be placed on a 100% corporate payout opportunity. Such employees shall remain on a 100% corporate opportunity until the nature of their job changes.

     Payout opportunity for category 1 will be determined as a percentage of eligible gross wages or salary paid during the fiscal year. Payout opportunities for categories 2,3, and 4 will be a percentage of salary range midpoint. Any variations in the criteria explained in categories 1-4 below result in a customized variation from the standard plan (i.e., a customized plan).

     CATEGORY 1

     Participants
     All eligible corporate and business unit employees with job grades 0-72 (excluding grade 0-72 production supervisors).

     Payout Opportunity
     3%-5%-8%
     Based on gross earnings during the fiscal year.

     Measure
     100% Corporate Return on Equity

     CATEGORY 2

     Participants
     All eligible corporate and business unit employees with job grades 73-79. Grade 0-72 production supervisors.

     Payout Opportunity
     5%-8%-15%          -    Grade 0-72 Production Supervisors
     5%-8-%-15%         -    Grades 73-74
     6%-12%-20%         -    Grades 75-77
     8%-18%-34%         -    Grades 78-79
     Based on Midpoint

     Measures
     Corporate Units:        100%          Corporate Return on Equity

     Corporate unit participants include eligible corporate and region employees, as well as any eligible employee of a business unit, as designated by management.

     Business Units:    50%       Corporate Return on Equity
                        50%       Business Unit Cash Flow
                                  Return on Assets
                                  Earnings After Interest
                                  (Note:   The three business unit measures are
                                  weighted equally)

     CATEGORY 3

     Participants
     All eligible employees with job grades 80 or above who are not Farmland Industries, Inc. vice presidents.

     Payout Opportunity
     10%-22%-40%
     Based on Midpoint

     Measures
     Corporate Units:   100%          Corporate Return on Equity

     Corporate unit participants include eligible corporate and regional employees, as well as any eligible employees of a business unit, as designated by management.

     Business Units:    30%  Corporate Return on Equity
                        70%  Business Unit Cash Flow
                             Return on Assets
                             Earnings After Interest

     CATEGORY 4

     Participants
     All eligible Farmland Industries, Inc. vice presidents and above.

     Payout Opportunity
     15%-31%-52%   -    VPs serving on the Management Council
                        Designated members of senior management

     20%-40%-64%   -    Designated members of senior management

     25%-45%-70%   -    Chief Executive Officer
     Based on Midpoint

     A cash patronage payment will be required prior to any payout to participants in this category.

     Measures
     Senior Management  100%      Corporate Return on Equity
     and Corporate Unit
     Vice Presidents

     Business Unit      30%       Corporate Return on Equity

     Vice Presidents    70%       Business Unit Cash Flow
                                  Return on Assets
                                  Earnings After Interest

ELIGIBILITY   The following types of employees are ineligible for payout under the Standard Variable Compensation Plan:

          o Employees whose terms and conditions of employment are subject to collective bargaining.
          o Employees hired after 5/31/96. (Waived if the employee is a former regular full time employee during FY 96. Payout is prorated.)
          o Regular part time employees with less than 500 hours of service during FY 96
          o Temporary employees with less than 1000 hours of service during FY 96
          o   Employees terminated for cause prior to 8/31/96
          o Employees who terminate voluntarily prior to 8/31/96 (Employees who terminate to accept a position with a member cooperative may be eligible for a prorated payout.)
          o Employees included invariable compensation plans other than the standard variable compensation plan.

PRORATIONS
            The circumstances listed below result in a prorated payout (the amount of payout is proportionate to time served as an active employee in this plan during the fiscal year):

                  Death/Disability
                  Retirement
                  Reduction in Force
                  Focus Team member obtaining outside employment
                  Layoff
                  Leave of Absence
                  Hired after 9/1/95 but before 5/31/96

                  Involuntary separations, other than for reasons listed above, which are not for performance or for cause may result in prorated payout.

                  Employees who voluntarily terminate prior to 08/31/96 for the purpose of assuming a position with an MCA cooperative may be eligible to receive a prorated payout. To secure eligibility, the employee must notify Corporate Human Resources, in writing, at the time of separation and ensure that the MCA cooperative notifies Farmland s Corporate Human Resources Department, in writing, to verify employment from the point of separation through the conclusion of the plan year.

                  Employees on formal disciplinary or performance probation are ineligible for that portion of the fiscal year.

                  Employees who transfer from one business/service unit to another receive a prorated award based on the goals attained and eligible gross wages paid or the salary range midpoint in each unit.

DETERMINATION
OF PAYOUT
            Payout is determined as a percentage of salary range midpoint or eligible gross wages paid during the fiscal year. Business unit or corporate performance measurements are labeled "threshold", "target", and "maximum".

            Threshold - The performance level required for the plan to pay out. Attainment of threshold results in a payout equivalent to 3% of eligible gross wages or salary paid during the fiscal year to category 1 participants. Payouts for categories 2, 3, and 4 range from 5% to 25% of midpoint. No payout occurs for achievement below threshold.

            Target - Identifies the actual performance objective. Attainment of target results in a payout to category 1 participants equivalent to 5% of eligible gross wages or salary earned during the fiscal year. Category 2, 3, and 4 participants receive payouts ranging from 8% to 45% of midpoint.

            Maximum - A performance level exceeding target at which the payout percentage is frozen. Attainment of maximum results in a payout equivalent to 8% of eligible gross wages or salary earned during the fiscal year to category 1 participants. Category 2, 3, and 4 participants would receive payouts ranging from 15% to 70% of midpoint. No payout occurs beyond these percentages regardless of performance.

            Payout for performance between threshold and target or target and maximum is prorated.


      APPROVED:

                        H. D. CLEBERG

                        H.D. Cleberg
                      President and CEO


                                    EXHIBIT A


                      FY 96 PERFORMANCE CRITERIA AND GOALS

      CORPORATE:
                        Threshold         Target                  Maximum

      Return on Equity       8%                 11.5%             15%


      Business Unit:
                        Threshold         Target                  Maximum

      Cash Flow

      Return on Assets

      Earnings after interest


                                    EXHIBIT A


                      FY 96 PERFORMANCE CRITERIA AND GOALS


      CORPORATE:
                        Threshold         Target            Maximum

      Return on Equity       8%           11.5%             15%


      Business Unit:          TRANSPORTATION


                        Threshold         Target            Maximum

      TRUCK OPERATIONS

      Cash Flow         757,000           1,082,000         1,407,000

      Return on Assets    27.52%            39.32%            51.12%


      Earnings after    1,013,000         1,447,000         1,881,000
      interest

      FTI

      Cash Flow           924,000         1,320,000         1,716,000

      Return on Assets    34.04%            48.63%            63.22%

      Earnings after    1,203,000         1,719,000         2,235,000
      interest


                                    EXHIBIT A


                      FY 96 PERFORMANCE CRITERIA AND GOALS


      CORPORATE:
                        Threshold         Target            Maximum

      Return on Equity       8%           11.5%             15%


      Business Unit:          CROP PRODUCTION


                        Threshold         Target            Maximum

      Cash Flow         41,061,000       82,122,000        123,183,000

      Return on Assets  16.03%            32.05%            48.08%

      Earnings after    78,876,000      157,752,000        236,628,000
      interest


                                    EXHIBIT A


                      FY 96 PERFORMANCE CRITERIA AND GOALS


      CORPORATE:
                        Threshold         Target            Maximum

      Return on Equity       8%           11.5%             15%


      Business Unit:          PETROLEUM

                        Threshold         Target            Maximum

      Cash Flow         (79,095,000)      (60,842,000)      (42,589,000)

      Return on Assets     2.08%             2.97%             3.86%

      Earnings after    6,419,000         9,170,000         11,921,000
      interest


                                    EXHIBIT A

                      FY 96 PERFORMANCE CRITERIA AND GOALS

      CORPORATE:
                        Threshold         Target            Maximum

      Return on Equity       8%           11.5%             15%


      Business Unit:          FEED


                        Threshold         Target            Maximum

      Cash Flow         6,567,000         9,382,000         12,196,000

      Return on Assets    10.05%            14.36%            18.67%

      Earnings after    9,293,000         13,276,000        17,259,000
      interest


                                    EXHIBIT A


FY 96 PERFORMANCE CRITERIA AND GOALS


      CORPORATE:
                        Threshold         Target            Maximum

      Return on Equity       8%           11.5%             15%




      Business Unit:          FOODS, INCLUDING CARANDO


                        Threshold         Target            Maximum

      Cash Flow         1,093,000       1,562,000         2,031,000

      Return on Assets     3.70%          5.80%             7.90%

      Earnings after    9,884,000      15,495,000        21,106,000
      interest


                                    EXHIBIT A


                      FY 96 PERFORMANCE CRITERIA AND GOALS


      CORPORATE:
                        Threshold         Target            Maximum

      Return on Equity       8%           11.5%             15%


      Business Unit:          HEARTLAND DATA SERVICES


                        Threshold         Target            Maximum

      Cash Flow         218,000           272,000           326,000

      Return on Assets   12.08%            15.10%            18.12%

      Earnings after    322,000           402,000           482,000
      interest


                                    EXHIBIT A


                      FY 96 PERFORMANCE CRITERIA AND GOALS


      CORPORATE:
                        Threshold         Target            Maximum

      Return on Equity       8%           11.5%             15%

      Business Unit:          PRINT OPERATIONS


                        Threshold         Target            Maximum

      Cash Flow         (39,000)          (30,000)          (21,000)

      Return on Assets    23.10%            33.00%            42.90%

      Earnings after    562,000           802,000           1,043,000
      interest


                                    EXHIBIT A


                      FY 96 PERFORMANCE CRITERIA AND GOALS


      CORPORATE:
                        Threshold         Target                  Maximum

      Return on Equity       8%                 11.5%             15%


      Business Unit:          GRAIN


                        Threshold         Target                  Maximum

      Cash Flow

      Return on Assets

      Earnings after
      interest

                                    EXHIBIT B

                    FY 96 STANDARD VARIABLE COMPENSATION PLAN
Category Management   Corporate Employees   Business Unit Employees           Thr.   Target Max.    Grades
         Level        Basis for Payout      Basis for Payout


1        Non-Mgmt.    100% Corporate        100% Corporate Return on Equity    3%     5%     8%     0-72
                      Return on Equity

2        Managers &   100% Corporate         50% Corporate Return on Equity    5%     8%    15%     Production Supv &
         Above        Return on Equity       50% Business Unit Measures
                                               o   Cashflow                    6%    12%    20%     73-74
                                               o   Return on Assets                                 75-77
                                               o   Earnings after interest     8%    18%    34%     78-79

3        Managers &   100% Corporate         30% Corporate Return on Equity   10%    22%    40%     80+ (Non-
         Directors    Return on Equity       70% Business Unit Measures                             Farmland
                                               o   Cash Flow                                        Industries,
                                               o   Return on Assets                                 Inc. VPs)
                                               o   Earnings After Interest

4        Vice        (All Senior Management, (Business Unit VP s)             15%    31%    52%     FII VPs &
         Presidents   Corporate, & Regional  30% Corporate Return on Equity                         Designated Sr
         & Senior     VP s)                  70% Business Unit Measures       20%    40%    64%     Mgmt
         Management   100% Corporate           o   Cash Flow                                        Designated Sr
                      Return on Equity         o   Return on Assets                                 Mgmt
                      Cash Patronage Qualifier o   Earnings After interest    25%    45%    70%
                                               o   Cash Patronage Qualifier                         CEO

Notes:  1)    No payout unless the Company achieves the threshold (i.e., minimally acceptable) return on equity level.
        2)    Employees may at management discretion be placed at payout opportunity levels lower than those for which they would be qualified based on grade and/or organizational level.
        3)    No payout for category 4 unless cash patronage is paid.
        4)    The business unit measures of cash flow, return on assets, and earnings after interest are weighted equally.


                                             EXHIBIT C

                                    ACCOUNTING TERMS AND METHODOLOGY

DEFINITIONS

INCOME is defined as income before taxes and extraordinary items as reported for Key Results purposes.

EQUITY is the prior year s ending equity. Equity includes all capital shares and equities (preferred, common and associate member shares, patronage refunds for reinvestment, and earned surplus). It does not include minority owners equity in subsidiaries.

RETURN ON EQUITY (ROE) is the ratio determined by dividing Income by Equity.

CASH FLOW will be measured by using the Net Cash Generated formula of net income plus beginning assets minus ending assets. The assets are those reported for Key Results purposes, and at the business unit level, exclude such items as prepayments and redating of inventory.

AVERAGE ASSETS are the key results assets averaged by adding the previous year-end assets, September through July ending assets multiplied by two, the current year ending assets and dividing by 24.

RETURN ON AVERAGE ASSETS is the ratio of income divided by the Average Assets.

EARNINGS AFTER INTEREST is the Key Results income for the operating unit after interest, other income and joint venture income.

TREATMENT OF THE VARIABLE COMPENSATION EXPENSE

The ROE targets have been expressed after the recognition of the variable compensation expense. In calculating the level at which variable compensation will be paid, the variable compensation expense is added back to Income. For example, assume Equity is $686,849,000 and the ROE for threshold is expressed as 8%. This would correspond to Income of $54,948,000 (.08 times $686,849,000). However, the $54,948,000 includes variable compensation expense (variable compensation expense is budgeted at target and an accrual is made each month).

EXAMPLE OF REQUIRED INCOME*
(ASSUMING PRIOR YEAR ENDING EQUITY OF $686,849,000 MILLION)

 ROE                              Required Income
 Threshold      8.0%              $  54,948,000
 Target        11.5%              $  78,988,000
 Maximum       15.0%              $ 103,027,000

 * Actual FY 95 ending ROE has yet to be determined. When it is, these income figures will be subject to some modification.

DETERMINATION OF EXTRAORDINARY ITEM

If Farmland achieves its performance goals, but experiences a loss year due to extraordinary items, the Board of Directors of Farmland Industries, Inc. maintains the discretion to authorize, adjust, or deny payout of the management portion of the Variable Compensation Plan (include employee in categories 2-4). This also applies to employees with management level payout opportunities who participate in customized plans. Employees on sales incentive plans, with base pay administered through sales paylines, are NOT affected by this provision unless specific portions of their plans are tied to corporate performance; nor are employees in category 1.

GUIDELINES FOR "EXTRAORDINARY" DESIGNATION

The Chief Financial Officer and the Chief Executive Officer must approve the classification of any item as "extraordinary." Transactions deemed as "extraordinary" and therefore excluded in the determination of Income for variable compensation include:

o The punitive portion of litigation results in favor of or against Farmland, excluding redemptive payments on normal business matter where the intent is to substantially restore net income to where it would have been had the incident not occurred.

o Non-recurring (one-time) adjustments to income or expense such as the gain from settlement of the retirement plan. Any such items would generally be reported as extraordinary items on Farmland financial statements under generally accepted accounting principles.

o The gain or loss on the disposal of a major asset, group of assets, or investments.

o The gain or loss from any new business activity or business unit added subsequent to the approval of the Business Plan, provided that the acquisition was such that it required specific Board of Director approval outside of the business plan.

o The impact of adjustments resulting from LIFO inventory computations or reserves.

o  Other items as approved.

      Specific requests by an operating unit for treatment of an item as "extraordinary" must be approved by the Senior Management representative before review by the Chief Financial Officer and the Chief Executive Officer.